ESG Managers Portfolios

Supplement Dated November 1, 2010
to the Prospectus dated December 30, 2009


Effective November 1, 2010, the name of the MMA Capital
Management changed to Everence Capital Management. Accordingly, each reference in the Prospectus to MMA Capital Management is hereby replaced with Everence Capital Management.

Additionally, the section entitled Sleeve Subadviser Investment
Strategies, Parnassus Investments (Parnassus) is replaced with the following:

Parnassus will manage two sleeve strategies:

Equity Income Strategy. The Parnassus Equity Income Strategy is a diversified, fundamental, domestic, large-cap, core equity strategy with a value bias. The Equity Income Strategy sleeve seeks to achieve both current income and capital appreciation by investing primarily in a diversified portfolio of equity securities. At least 75% of the sleeves total assets will normally be invested in equity securities that pay dividends. The remaining 25% may be invested in non-dividend-paying equity securities. The Equity Income Strategy sleeve also takes environmental, social and governance factors into account in making investment decisions.

Small Cap Strategy. The Parnassus Small Cap Strategy sleeve is a diversified, fundamental, domestic, small-cap, core equity strategy with a value bias. The Small Cap Strategy sleeve invests principally in equity securities of companies with market capitalizations under $3 billion at the time of initial purchase that Parnassus belies are undervalued. The Small Cap Strategy sleeve seeks to invest in smaller companies with good businesses that are still developing. The Small
Cap Strategy sleeve also takes environmental, social and governance factors into account in making investment decisions.




ESG Managers Portfolios

Supplement Dated November 1, 2010
to the Statement of Additional Information dated December 30, 2009


Effective November 1, 2010, the name of the MMA Capital
Management changed to Everence Capital Management. Accordingly, each reference in the Prospectus to MMA Capital Management is hereby replaced with Everence Capital Management.

Additionally, the section entitled Investment Philosophy, The Sleeve Subadvisers, Parnassus Investments is replaced with the following:

       Parnassus Investments
Parnassus Investments is an independent and employee owned investment management company based in San Francisco, CA. The firm seeks to invest in good businesses that have sustainable competitive advantages, increasingly relevant products or services, quality management teams and ethical business practices. Parnassus Investments believes the most attractive opportunities for investments arise when companies with good business fundamentals become temporarily undervalued. The firms goal is to provide value to our shareholders by generating attractive risk adjusted returns over the long term. The firm was founded in 1984, and currently manages five fundamental, domestic, core equity funds with a value bias across multiple market capitalizations, and one intermediate government/credit fixed-income fund

Parnassus Investments conducts fundamental research to determine a companys financial health and its business prospects, as well as the companys business ethics. A management team with good business ethics is one of the most fundamental criteria in evaluating a company; Parnassus Investments thinks it is crucial to the long-term success of a business. It also seeks to avoid investing invest in companies with significant revenue from alcohol, tobacco, gambling, weapons, nuclear power or business involvement with Sudan.

Parnassus Investments follows a responsible investment approach to understand the full impact of a company. The firm carefully considers a companys environmental, social and governance (ESG) factors. By incorporating ESG factors into the fundamental investment process, Parnassus Investments seeks to identify risks and opportunities that the market may have ignored, and identify responsible companies.

The firm seeks to invest in companies with positive performance on ESG criteria. The ESG factors Parnassus
Investments evaluates include:
       	Corporate governance and business ethics
       	Employee benefits and corporate culture
       	Stakeholder relations
       	Product, customers and the supply chain
       	Environmental impact

ESG research at Parnassus Investments is dynamic, proprietary, and benchmarked against third-party sources. All members of the investment team consider ESG factors, and two team members exclusively cover ESG factors. ESG analysis is integral to the review and consideration process that each company undergoes as a new investment opportunity. In addition, Parnassus Investments reviews the ESG factors of its portfolio companies periodically throughout the year.




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